Exhibit 99.1

Accelerate Diagnostics Reports Second Quarter 2023 Financial Results

TUCSON, Ariz., August 10, 2023 -- Accelerate Diagnostics, Inc. (Nasdaq: AXDX) today announced financial results for the second quarter for the period ended June 30, 2023.

“Throughout the quarter, we’ve significantly advanced our Wave Program,” stated Jack Phillips, CEO of Accelerate Diagnostics, Inc. “Our recent achievements underscore our commitment to delivering a Wave pre-clinical positive blood culture study by year-end. Moreover, we’re pleased with the ongoing progress of our BD partnership, resulting in the strongest quarter for US contracted instruments since 2021.”

Second Quarter 2023 Operating Highlights:

~~•~~	Added 13 contracted instruments during the quarter. Ended the quarter with 339 U.S. clinically live and revenue-generating instruments, with another 70 U.S. contracted instruments in the process of being implemented and not yet revenue-generating.

•	Continue to make significant progress with our Wave development program, now running 1,000 Wave cards a week with more than 100 million images taken to-date to support algorithm development.

•	BD commercial partnership continues to progress with more opportunities advancing further in the sales funnel with notable increases in sales funnel velocity.

•	Closed various Restructuring Transactions, to extend a portion of the current maturity, lower our overall debt outstanding and simplify our capital structure.

Second Quarter 2023 Financial Highlights:

•	Net sales were $2.9 million, compared to $3.9 million in the second quarter of the prior year. The decrease in revenues was driven by fewer capital instrument sales in the current quarter.

•	Gross margin was 27% for the quarter, compared to 28% in the second quarter of the prior year.

•	Selling, general, and administrative (SG&A) costs for the quarter were $7.6 million, compared to $11.5 million for the same quarter of the prior year. SG&A costs for the quarter excluding non-cash stock-based compensation were $6.3 million, compared to $8.3 million for the same quarter of the prior year. This decrease was driven by lower employee-related expenses.

•	Research and development (R&D) costs for the quarter were $5.8 million, compared to $7.6 million for the same quarter of the prior year. R&D costs excluding non-cash stock-based compensation expense for the quarter were $5.6 million, compared to $7.0 million for the same quarter of the prior year. This decline in expense driven by reductions of third-party partnership spend as our Wave program continues to advance.

•	GAAP net loss was $26.0 million dollars, resulting in a net loss per share of $2.36. Net Loss from Operations, excluding non-cash stock-based compensation expense was $10.9 million.

•	Net cash used in the quarter excluding financing was $15.2 million with notable debt and equity issuance costs for professional and legal fees related to our Restructuring Transactions and the company ended the quarter with total cash, investments, and cash equivalents of $30.7 million.

Year-to-date Financial 2023 Highlights

•	Net sales were $5.7 million year-to-date, compared to $6.8 million for the same period of the prior year. The decrease in revenues was driven by fewer capital instrument sales in the current year.

•	Gross margin was 32% year-to-date, compared to 28% for the same period of the prior year.

•	Selling, general, and administrative (SG&A) costs year-to-date were $17.7 million, compared to $22.2 million for the same period of the prior year. SG&A costs excluding non-cash stock-based compensation were $16.5 million year to date, compared to $16.5 million for the same period of the prior year.

•	Research and development (R&D) costs were $12.8 million year to date, compared to $13.6 million for the same period of the prior year. R&D costs excluding non-cash stock-based compensation expense were $11.9 million year to date, compared to $12.7 million for the same period of the prior year. This decline in expense driven by reductions of third-party partnership spend as our Wave program continues to advance.

•	GAAP Net loss was $42.8 million year-to-date, resulting in a net loss per share of $4.11. Net Loss from Operations, excluding non-cash stock-based compensation expense was $26.4 million.

•	Net cash used excluding financing was $28.9 million

The Company is finalizing its analysis of the accounting for the Restructuring Transactions.

All share and per share amounts have been retroactively adjusted for all periods presented to reflect the reverse stock split effected on July 11th, 2023.

Full financial results for the quarter ended June 30, 2023 will be filed on Form 10-Q through the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov

Audio Webcast and Conference Call Today at 4:30 p.m. Eastern Time

To listen by phone, dial +1.877.883.0383 and enter the Elite Entry Number: 4614555. International participants may dial +1.412.902.6506. Please dial in 10-15 minutes prior to the start of the conference. A replay of the call will be available by telephone at +1.877.344.7529 (U.S.) or +1.412.317.0088 (International) using the replay code 8685802 until August 31, 2023.

This conference call will also be webcast and can be accessed from the company’s website at ir.axdx.com. A replay of the audio webcast will be available until August 31, 2023.

Non-GAAP Financial Measures

This press release contains certain financial measures that are not recognized measures under accounting principles generally accepted in the United States of America (“GAAP”), which include SG&A, R&D, and operating income (loss) amounts excluding stock-based compensation expenses.

Our management and board of directors use expenses excluding the cost of stock-based compensation (net of forfeitures) to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short-term and long-term operating and financing plans. Accordingly, we believe that expenses excluding the cost of stock-based compensation provides useful information for investors in understanding and evaluating our operating results in the same manner as our management and our board of directors. Expenses excluding the cost of stock-based compensation is a non-GAAP financial measure and should be considered in addition to, not as superior to, or as a substitute for, SG&A expenses, R&D expenses, and operating income (loss) reported in accordance with GAAP. The following tables present a reconciliation of SG&A expenses, R&D expenses and operating income (loss) excluding stock-based compensation to comparable GAAP measures for the periods indicated:

	Three Months Ended June 30,		Six Months Ended June 30,
	(in thousands)		(in thousands)
	2023	2022	2023	2022
Sales, General and Administrative	$7,564	$11,493	$17,669	$22,167
Non-cash equity-based compensation as a component of sales, general and administrative	1,299	3,204	1,159	5,646
Sales, general and administrative less non-cash equity-based compensation	$6,266	$8,289	$16,510	$16,521

	Three Months Ended June 30,		Six Months Ended June 30,
	(in thousands)		(in thousands)
	2023	2022	2023	2022
Research and Development	$5,820	$7,576	$12,788	$13,600
Non-cash equity-based compensation as a component of research and development	256	539	861	901
Research and development less non-cash equity-based compensation	$5,563	$7,037	$11,927	$12,699

	Three Months Ended June 30,		Six Months Ended June 30,
	(in thousands)		(in thousands)
	2023	2022	2023	2022
Loss from operations	$(12,585)	$(17,989)	$(28,647)	$(33,884)
Non-cash equity-based compensation as a component of loss from operations	1,653	3,971	2,208	6,950
Loss from operations less non-cash equity-based compensation	$(10,932)	$(14,018)	$(26,439)	$(26,934)

About Accelerate Diagnostics, Inc.

Accelerate Diagnostics, Inc. is an in vitro diagnostics company dedicated to providing solutions for the global challenges of antibiotic resistance and sepsis. The Accelerate Pheno® system and Accelerate PhenoTest® BC kit combine several technologies aimed at reducing the time clinicians must wait to determine the most optimal antibiotic therapy for deadly infections. The FDA cleared system and kit fully automate the sample preparation steps to report phenotypic antibiotic susceptibility results in approximately 7 hours direct from positive blood cultures. Recent external studies indicate the solution offers results 1-2 days faster than existing methods, enabling clinicians to optimize antibiotic selection and dosage specific to the individual patient days earlier.

"Accelerate Diagnostics" and diamond shaped logos and marks are registered trademarks of Accelerate Diagnostics, Inc. Any trade, product or service name referenced in this document using the name "Accelerate" is a trademark and/or property of Accelerate Diagnostics, Inc. All other company and product names may be trademarks, registered trademarks, or service marks of the companies with which they are associated.

For more information about the company, its products and technology, or recent publications, visit axdx.com.

Forward-Looking Statements

Certain of the statements made in this press release are forward-looking or may have forward-looking implications. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Information about the risks and uncertainties faced by Accelerate Diagnostics is contained in the section captioned “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 31, 2023, and in any other reports that the company files with the Securities and Exchange Commission. The company's forward-looking statements could be affected by general industry and market conditions. Except as required by federal securities laws, the company undertakes no obligation to update or revise these forward-looking statements to reflect new events, uncertainties or other contingencies.

###

For further information: Investor Inquiries & Media Contact: Laura Pierson, Accelerate Diagnostics, +1 520 365-3100, investors@axdx.com

Source: Accelerate Diagnostics Inc.

ACCELERATE DIAGNOSTICS, INC.

CONDENSED CONSOLIDATED

BALANCE SHEETS

(in thousands, except share data)

	June 30,	December 31,
	2023	2022
	Unaudited
ASSETS
Current assets:
Cash and cash equivalents	$29,282	$34,905
Investments	1,423	10,656
Trade accounts receivable, net	2,342	2,416
Inventory	5,106	5,194
Prepaid expenses	1,274	818
Other current assets	2,812	2,025
Total current assets	42,239	56,014
Property and equipment, net	2,896	3,478
Finance lease assets, net	2,091	2,422
Operating lease right of use assets, net	1,527	1,859
Other non-current assets	1,125	1,242
Total assets	$49,878	$65,015
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$4,033	$4,501
Accrued liabilities	3,229	2,682
Accrued interest	348	472
Deferred revenue	478	547
Current portion of convertible notes	726	56,413
Finance lease, current	1,180	1,113
Operating lease, current	936	829
Derivative liability	42,786	—
Total current liabilities	53,716	66,557
Finance lease, non-current	375	782
Operating lease, non-current	1,064	1,545
Other non-current liabilities	1,097	874
Accrued interest related-party	—	663
Long-term debt related-party	—	16,858
Convertible notes	32,289	—
Total liabilities	$88,541	$87,279
Stockholders’ deficit:
Preferred shares, $0.001 par value;
5,000,000 preferred shares authorized with no shares issued and outstanding on June 30, 2023 and 5,000,000 preferred shares authorized with 395,455 shares issued and outstanding on December 31, 2022	—	—
Common stock, $0.001 par value;
450,000,000 common shares authorized with 14,357,953 shares issued and outstanding on June 30, 2023 and 200,000,000 common shares authorized with 9,747,755 shares issued and outstanding on December 31, 2022	14	10
Contributed capital	657,057	630,432
Treasury stock	(45,067)	(45,067)
Accumulated deficit	(650,014)	(607,239)
Accumulated other comprehensive loss	(653)	(400)
Total stockholders’ deficit	(38,663)	(22,264)
Total liabilities and stockholders’ deficit	$49,878	$65,015

See accompanying notes to condensed consolidated financial statements.

ACCELERATE DIAGNOSTICS, INC.

CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

Unaudited

(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2023	2022	2023	2022
Net sales	$2,921	$3,861	$5,733	$6,820

Cost of sales	2,122	2,781	3,923	4,937
Gross profit	799	1,080	1,810	1,883

Costs and expenses:
Research and development	5,820	7,576	12,788	13,600
Sales, general and administrative	7,564	11,493	17,669	22,167
Total costs and expenses	13,384	19,069	30,457	35,767

Loss from operations	(12,585)	(17,989)	(28,647)	(33,884)

Other (expense) income:
Interest expense	(1,175)	(713)	(1,593)	(1,630)
Interest expense related-party	(804)	—	(1,817)	—
(Loss) gain on extinguishment of debt	(6,550)	199	(6,550)	3,565
(Loss) on financial instruments	(5,030)	—	(5,030)	—
Foreign currency exchange gain	25	31	258	40
Interest income	255	56	675	78
Other income (expense), net	40	(107)	85	(157)
Total other (expense) income, net	(13,239)	(534)	(13,972)	1,896

Net loss before income taxes	(25,824)	(18,523)	(42,619)	(31,988)
Provision for income taxes	(156)	—	(156)	—
Net loss	$(25,980)	$(18,523)	$(42,775)	$(31,988)

Basic and diluted net loss per share	$(2.36)	$(2.43)	$(4.11)	$(4.44)
Weighted average shares outstanding	11,009	7,623	10,420	7,200

Other comprehensive loss:
Net loss	$(25,980)	$(18,523)	$(42,775)	$(31,988)
Net unrealized gain (loss) on debt securities available-for-sale	4	(39)	28	(132)
Foreign currency translation adjustment	(26)	(161)	(281)	(240)
Comprehensive loss	$(26,002)	$(18,723)	$(43,028)	$(32,360)

See accompanying notes to condensed consolidated financial statements.

ACCELERATE DIAGNOSTICS, INC.

CONDENSED CONSOLIDATED

STATEMENTS OF CASH FLOWS

Unaudited

(in thousands)

	Six Months Ended
	June 30,	June 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(42,775)	$(31,988)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,617	1,435
Amortization of investment discount	—	79
Equity-based compensation	2,208	6,950
Amortization of debt discount and issuance costs	692	284
Amortization of debt discount related-party	1,033	—
Loss on disposal of property and equipment	68	283
Unrealized (gain) loss on equity investments	(90)	157
Loss (gain) on extinguishment of debt	6,550	(3,565)
Loss on derivative	5,030	—
(Increase) decrease in assets:
Contributions to deferred compensation plan	—	(110)
Accounts receivable	74	(615)
Inventory	(30)	(416)
Prepaid expense and other	(78)	(719)
Increase (decrease) in liabilities:
Accounts payable	(451)	658
Accrued liabilities and other	125	2,288
Accrued interest	900	(159)
Accrued interest from related-party	784	—
Deferred revenue and income	(69)	(116)
Deferred compensation	223	(51)
Net cash used in operating activities	(24,189)	(25,605)

Cash flows from investing activities:
Purchases of equipment	(167)	(447)
Purchase of marketable securities	—	(27,504)
Maturities of marketable securities	9,291	18,738
Net cash provided (used) by investing activities	9,124	(9,213)

Cash flows from financing activities:
Common stock to related party	4,000	—
Payments on finance leases	(540)	(424)
Proceeds from exercise of options	—	7
Proceeds from issuance of common stocks under employee purchase plan	—	137
Proceeds from issuance of convertible notes	10,000	—
Transaction costs related to debt and equity issuance	(3,731)	—
Net cash (used) provided by financing activities	9,729	(280)

Effect of exchange rate on cash	(287)	(219)

Decrease in cash and cash equivalents	(5,623)	(35,317)
Cash and cash equivalents, beginning of period	34,905	39,898
Cash and cash equivalents, end of period	$29,282	$4,581

Non-cash investing activities:
Net transfer of instruments from inventory to property and equipment	$88	$202

Non-cash financing activities:
Extinguishment of 2.50% Convertible Senior Notes (the “2.5% Notes”) through issuance of common stock	$—	$10,180
Capital contribution from the exchange of secured note and accrued interest through the issuance of common stock with related party	$25,363	$—
Loss from the exchange of secured note and accrued interest through the issuance of common stock with related party	$6,059	$—
Capital contribution from the issuance of put option with related party	$1,336	$—
Exchange of 2.5% Notes and accrued interest for 5.0% Convertible Senior Notes (the “5.0% Notes”)	$56,893	$—
Debt premium on issuance of 5.0% Notes	$6,023	$—
Bifurcated derivative liability	$38,160	$—

Supplemental cash flow information:
Interest paid	$—	$1,506

See accompanying notes to condensed consolidated financial statements.